UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 3, 2004

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                          VISHAY INTERTECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                       1-7416                38-1686453
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)

63 Lincoln Highway, Malvern, PA                                      19355-2120
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(Address of Principal Executive Offices)                             (Zip code)

Registrant's telephone number, including area code   610-644-1300


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 2.02 - Results of Operations and Financial Condition

On November 3, 2004, Vishay Intertechnology, Inc. issued a press release announcing its financial results for the third quarter of 2004. A copy of the press release is furnished as Exhibit 99 to this report.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

Exhibit No.       Description
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99                Press release dated November 3, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Vishay Intertechnology, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2004

                                    VISHAY INTERTECHNOLOGY, INC.

                                    By: /s/ Richard N. Grubb
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                                    Name:  Richard N. Grubb
                                    Title: Executive Vice President and
                                           Chief Financial Officer